UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010 (April 9, 2010)

CHINA YONGXIN PHARMACEUTICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26293	20-1661391
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

927 Canada Court
City of Industry, California 91748
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code:  (626) 581-9098

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 9, 2010, China Yongxin Pharmaceuticals Inc. (the “Company”) consummated a private placement of its equity securities with certain non-U.S. investors pursuant to a Securities Purchase Agreement for total consideration of $1,178,100.  The Company issued to the investors an aggregate 5,890,500 shares of common stock, par value $0.001 per share (the “Common Stock”) at a price of $0.20 per share.  The investors also received, as a part of the financing, warrants for the purchase of up to an aggregate 5,890,500 shares of our Common Stock at an exercise price $0.50 per share (subject to adjustment for stock splits, recapitalizations and other similar events) exercisable for a period of two years.  The Company will use the proceeds of this financing for the payment of auditing expenses, legal fees, operating expenses, supplies, and general working capital.  The securities were offered and issued in reliance upon an exemption from registration pursuant to Regulation S of the Securities Act of 1933, as amended (the “Securities Act”).   We completed the offering pursuant to Rule 903 of Regulation S of the Act on the basis that the sale of the securities was completed in an “offshore transaction”, as defined in Rule 902(h) of Regulation S.  We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities.  The investors represented to us that they were not U.S. persons, as defined in Regulation S, and were not acquiring the securities for the account or benefit of a U.S. person.  The Securities Purchase Agreements executed between us and the investors included statements that the securities had not been registered pursuant to the Act and that the securities may not be offered or sold in the United States unless the securities are registered under the Act or pursuant to an exemption from the Act. The investors agreed by execution of the Securities Purchase Agreements for the securities: (i) to resell the securities purchased only in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; (ii) that the Company is required to refuse to register any sale of the securities purchased unless the transfer is in accordance with the provisions of Regulation S, pursuant to registration under the Act or pursuant to an exemption from registration under the Act; and (iii) not to engage in hedging transactions with regards to the securities purchased unless in compliance with the Act.  All securities issued were endorsed with a restrictive legend confirming that the securities have not been registered under the Act and could not be resold without registration under the Act or an applicable exemption from the registration requirements of the Act.  The foregoing summary descriptions do not purport to be complete and are qualified in their entirety by the terms of the Securities Purchase Agreement and Warrant, the forms of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Form 8-K.

Item 3.02 – Unregistered Sales of Equity Securities

Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

Item 9.01              Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 12, 2010	CHINA YONGXIN PHARMACEUTICALS, INC. (Registrant)

	By:	/s/ Yongxin Liu
Yongxin Liu
Chief Executive Officer